                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



                            ------------------------



          Date of Report (Date of earliest event reported): May 7, 1999



                                 CHATTEM, INC.

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             (Exact name of registrant as specified in its charter)



Tennessee                    05905                               62-0156300
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(State of              (Commission File No.)                  (IRS Employer
incorporation)                                              Identification No.)



              1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423)821-4571
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              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events
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On May 7, 1999, Chattem, Inc. (the "Company") announced in a press release that it completed the previously announced offering of $75,000,000 of senior subordinated notes due April 1, 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1.
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Item 7.  Financial Statements and Exhibits
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               (c)  Exhibits

                    1.1 Underwriting Agreement dated April 29, 1999 among Chattem, Inc., Signal Investment & Management Co. and NationsBanc Montgomery Securities LLC and Lehman Brothers Inc.

                    4.1 Indenture dated March 24, 1998 between Chattem, Inc. and SouthTrust Bank, National Association (Previously filed with registrant's registration statement on Form S-4 (File No. 333-53627) filed May 26, 1998).

                    99.1 Press Release dated May 7, 1999.


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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 13, 1999                            CHATTEM, INC.

                                        By:   /s/ A. Alexander Taylor II
                                           -------------------------------------
                                                  A. Alexander Taylor II
                                           President and Chief Operating Officer


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